EXHIBIT 23.1


                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 13, 1999 in Amendment No.1 to the Registration Statement (Form SB-2 No. 333-92599) and related Prospectus of SmartServ Online, Inc. for the registration of 2,558,082 shares of its common stock.



                                                          /s/Ernst & Young LLP


Stamford, Connecticut
January 6, 2000